Exhibit 10.27(e)
AMENDMENT NO. FOUR TO CODESHARE AGREEMENT
THIS AMENDMENT NUMBER FOUR TO THE CODESHARE AGREEMENT ( “Amendment Four”), dated as of the date of last signature below, is between Frontier Airlines, Inc. (“Frontier''), a corporation organized under the laws of Colorado, having its principal place of business at 4545 Airport Way, Denver, Colorado, 80239 United States of America, and Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. (“Volaris”), a company organized under the laws of Mexico having its principal office at Antonio Dovalí Jaime No. 70, Torre B, Piso 13, Colonia Zedec Santa Fe, 01210, Álvaro Obregón, Ciudad de México, México, each of Frontier or Volaris may be referred to as a "Party" and may collectively be referred to as the "Parties" or as the "Carriers".
WHEREAS, the Carriers have entered into that certain codeshare agreement dated January 16th, 2018 with respect to scheduled passenger air transportation services operated over one or more city pair routes served by the Carriers, which was amended by the Parties by Amendment No. One dated May 22, 2018, on February 02, 2019 the parties executed Amendment two, and on April 12, 2024 the parties executed Amendment three (as amended, the "Codeshare Agreement").
WHEREAS, the Carriers have agreed, subject to the terms and conditions hereof, to further amend the Codeshare Agreement to include the marketing of routes served by either Carrier, as more fully set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and promises in this Agreement, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Frontier and Volaris hereby agree as follows:

1.DEFINITIONS.
Terms defined in the Codeshare Agreement shall have the same meanings herein unless otherwise defined herein or unless the context clearly requires otherwise.

2.AMENDMENT TO THE CODESHARE AGREEMENT

2.1. Codeshare Agreement Schedule G.    Schedule G (Codeshare Routes) new routes will be added.
3.EFFECTIVE DATE.

This Amendment Four-shall become effective as of the date of last signature below.
4.    Except as modified by this Amendment Four, all other terms and conditions set forth in the Codeshare Agreement shall remain in full force and effect and are hereby reaffirmed. In the event of any conflict or discrepancy between the Codeshare Agreement and this Amendment Four, the terms and conditions of this Amendment Four shall prevail.

Exhibit 10.27(e)
IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Amendment Three as of the date first written above.

Frontier Airlines, Inc.	Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V.

/s/ Holger Blankenstein
By: /s/ Howard Diamond	By: Holger Blankenstein

Title: EVP, Legal & Corporate Affairs	Title: Executive Vice-President Airlines Commercial and Operations

Date: 11-4-24	Date: /s/ Jaime Esteban Pous Fernández

By: Jaime Esteban Pous Fernández
Title: Chief Financial Officer

[Signature page for Amendment Four to the Codeshare Agreement between Frontier Airlines, Inc. and Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V.]

Exhibit 10.27(e)
ANNEX 1
TO
AMENDMENT FOUR TO THE CODESHARE AGREEMENT

SCHEDULE G CODESHARE ROUTES

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